UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 27, 2026

Date of Report (Date of earliest event reported)

APEX Tech Acquisition Inc.
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-43164	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13501 Katy Fwy Houston, TX	77079
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 840-244-9122

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.0001 par value, and one right to receive one-fourth (1/4) of one ordinary share	TRADU	The New York Stock Exchange
Ordinary shares, par value $0.0001 per share	TRAD	The New York Stock Exchange
Rights, each entitling the holder to receive one-fourth (1/4) of one ordinary share	TRADR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events

As previously disclosed, on February 27, 2026, APEX Tech Acquisition Inc. (the “Company”) consummated its initial public offering (“IPO”) of 11,197,131 units (the “Public Units”), which includes the partial exercise of the over-allotment option granted to the underwriters. Each Unit consists of one ordinary share with no par value of the Company (“Ordinary Share”) and one right to receive one-fourth (1/4) of one Ordinary Share upon the consummation of an initial business combination (“Right”). The Public Units were sold at an offering price of $10.00 per Public Unit, generating gross proceeds of $111,971,310.

As previously disclosed, simultaneously with the closing of the IPO, the Company consummated a private placement (the “Private Placement”) of an aggregate of 208,971 units (the “Private Units”) to APEX INNOVATION ACQUISITION CORP., (the “Sponsor”), at a price of $10.00 per Private Unit, generating total proceeds of $2,089,710. Each Private Unit consisted of one Ordinary Share and one Right.

As of February 27, 2026, a total of $111,971,310 of the net proceeds from the IPO and the Private Placement, were deposited in a trust account established for the benefit of the Company’s public shareholders.

An audited balance sheet as of February 27, 2026 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Audited Balance Sheet dated February 27, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APEX Tech Acquisition Inc.

Dated: March 5, 2026	By:	/s/ Shaoren Liu
	Name:	Shaoren Liu
	Title:	Chief Executive Officer and Chief Financial Officer

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